UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 29, 2009
ConocoPhillips
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32395 (Commission File Number)	01-0562944 (I.R.S. Employer Identification No.)

600 North Dairy Ashford Houston, Texas (Address of principal executive offices)	77079 (Zip Code)
Registrant’s telephone number, including area code: (281) 293-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
          On January 29, 2009, ConocoPhillips, a Delaware corporation (“ConocoPhillips”), entered into a Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated January 29, 2009 (the “Terms Agreement”), among ConocoPhillips and the several Underwriters named in Schedule A to the Terms Agreement, relating to the underwritten public offering by ConocoPhillips of $1,500,000,000 aggregate principal amount of its 4.75% Notes due 2014 (the “2014 Notes”), $2,250,000,000 aggregate principal amount of its 5.75% Notes due 2019 (the “2019 Notes”) and $2,250,000,000 aggregate principal amount of its 6.50% Notes due 2039 (the “2039 Notes” and, together with the 2014 Notes and the 2019 Notes, the “Notes”), in each case fully and unconditionally guaranteed by ConocoPhillips Company, a Delaware corporation (“CPCo”), to be issued pursuant to the Indenture, dated as of October 9, 2002 (the “Indenture”), among ConocoPhillips, as issuer, CPCo, as guarantor, and The Bank of New York Mellon Trust Company, National Association, as trustee. The terms of the Notes are further described in the prospectus supplement of ConocoPhillips and CPCo dated January 29, 2009, together with the related prospectus dated April 18, 2006, as filed with the Securities and Exchange Commission under Rule 424(b)(2) of the Securities Act of 1933 on January 30, 2009, which description is incorporated herein by reference.
          A copy of the Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), the Indenture and the form of the terms of Notes of each series have been filed as Exhibits 1.1, 4.1 and 4.2, respectively, to this report and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

1.1	Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated January 29, 2009, among ConocoPhillips and the several Underwriters named in Schedule A to the Terms Agreement.

4.1	Indenture, dated as of October 9, 2002, among ConocoPhillips, as issuer, ConocoPhillips Company, as guarantor, and The Bank of New York Mellon Trust Company, National Association, as trustee, in respect of senior debt securities of ConocoPhillips (incorporated by reference to Exhibit 4.5 to the Registration Statement of ConocoPhillips, CPCo, ConocoPhillips Trust I and ConocoPhillips Trust II on Form S-3; Registration Nos. 333-101187, 333-101187-01, 333-101187-02, 333-101187-03 and
333-101187-04).

4.2	Form of the terms of the 2014 Notes, the 2019 Notes and the 2039 Notes, including the form of the 2014 Note, the 2019 Note and the 2039 Note.

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS
By:	/s/ Rand C. Berney
Rand C. Berney
Vice President and Controller

Date: February 3, 2009

EXHIBIT INDEX
1.1	Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated January 29, 2009, among ConocoPhillips and the several Underwriters named in Schedule A to the Terms Agreement.

4.1	Indenture, dated as of October 9, 2002, among ConocoPhillips, as issuer, ConocoPhillips Company, as guarantor, and The Bank of New York Mellon Trust Company, National Association, as trustee, in respect of senior debt securities of ConocoPhillips (incorporated by reference to Exhibit 4.5 to the Registration Statement of ConocoPhillips, CPCo, ConocoPhillips Trust I and ConocoPhillips Trust II on Form S-3; Registration Nos. 333-101187, 333-101187-01, 333-101187-02, 333-101187-03 and
333-101187-04).

4.2	Form of the terms of the 2014 Notes, the 2019 Notes and the 2039 Notes, including the form of the 2014 Note, the 2019 Note and the 2039 Note.

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).